Subsequent events	12 Months Ended
Dec. 31, 2012
Subsequent events [Abstract]
Subsequent events

23. Subsequent events

At the end of 2012, the Company was considering and continues to consider outbound investment as a potential means of funding the development project in Brooklyn, New York. Accordingly, one of the Company's subsidiaries, Henan Xinyuan Real Estate Co., Ltd. has applied for approval for up to US$100 million in outbound investment which would permit Henan Xinyuan to acquire up to 99% of the outstanding shares of XIN Group Development Inc. from Xinyuan International Property Investment Co., Ltd. should the Company decide to pursue this financing approach. As of April 3, 2013, the application had been approved by Zhengzhou Municipal Bureau of Commerce and Henan Provincial Commerce Department and is pending approving by the Economic and Commercial Counselor's Office of the Embassy of the People's Republic of China in the United States of America.

On April 15, 2010, the Company entered into a securities purchase agreement with Forum Asian Realty Income II, L.P., pursuant to which the Company issued to Forum a guaranteed senior secured note in the aggregate principal amount of US$40,000,000 due April 15, 2013. The Secured Note bears interest at 15.6% per annum payable semi-annually. The Company repaid the Secured Note before the due date and there was no penalty associated with the early repayment.